EXHIBIT 32.1

CERTIFICATION PURSUANT to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In conjunction with this annual report on Form 10-K of Fuel Performance Solutions, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”),

I, Jonathan R. Burst, the Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2014	By:	/s/ Jonathan R. Burst
Jonathan R. Burst
Chief Executive Officer